Filed under Rule 497(k)

Registration No. 002-83631

VALIC Company I (“VC I”)

Growth Fund

(the “Fund”)

Supplement dated May 3, 2016 to the Fund’s Summary Prospectus dated October 1, 2015,

as supplemented and amended to date

Effective May 20, 2016, the following changes to the Prospectus will become effective:

The section entitled “Fund Summary: Growth Fund –Principal Investment Strategies of the Fund” is deleted in its entirety and replaced with the following:

The Fund attempts to achieve its investment objective by allocating its assets among four investment strategies: a growth strategy, a U.S. premier large cap growth strategy, a disciplined growth strategy and an international growth strategy. The sub-adviser employs both strategic and tactical approaches when allocating the Fund’s assets among the four strategies, and seeks to strategically diversify the Fund’s assets while maintaining the flexibility to tactically allocate its investments among the four strategies in response to market conditions and other factors.

The following chart shows the sub-adviser’s projected strategic and tactical allocation targets or ranges for each strategy (as a percentage of the Fund’s assets). These percentages reflect approximations of the projected asset allocations under normal market conditions and may be rebalanced from time to time, at the discretion of the sub-adviser.

	Growth Strategy	U.S. Premier Large Cap Growth Strategy	Disciplined Growth Strategy	International Growth Strategy
Strategic allocation targets	35%	35%	20%	10%

Tactical allocation ranges	15-55%	15-55%	0-45%	0-20%

With respect to the growth strategy, under normal market conditions, the sub-adviser invests primarily in large-cap, U.S. companies that the sub-adviser believes are demonstrating business improvements, such as accelerating earnings or revenue growth rates, increasing cash flows, or other indications of the relative strength of a company’s business.

With respect to the U.S. premier large cap growth strategy, the sub-adviser invests primarily in large- cap, U.S. companies. Under normal market conditions, the sub-adviser seeks securities of companies whose earnings or revenues are not only growing but growing at an accelerated pace. This includes companies whose growth rates, although still negative, are less negative than prior periods, and companies whose growth rates are expected to accelerate. In addition to accelerating growth and other signs of business improvement, the sub-adviser considers companies demonstrating price strength relative to their peers.

With respect to the disciplined growth strategy, the sub-adviser invests primarily in large-cap, publicly traded U.S. companies with a market capitalization greater than $2 billion, using quantitative management techniques in a two-step process. This process first employs an objective set of measures, including valuation, quality, growth and sentiment, to rank stocks, and then uses a quantitative model to build a portfolio of stocks from the ranking in order to provide what the sub-adviser believes represents the optimal balance between risk and expected return.

With respect to the international growth strategy, the sub-adviser invests primarily in equity securities of issuers located in developed countries world-wide (excluding the United States). Under normal market conditions, the sub-adviser seeks securities of companies whose earnings, revenues or key business fundamentals are not only growing, but growing at an accelerating pace. The sub-adviser believes that it is important to diversify the Fund’s holdings across different countries and geographical regions in an effort to manage the risks of an international portfolio. For this reason, the sub-adviser also considers the prospects for relative economic growth among countries or regions, economic and political conditions, expected inflation rates, currency exchange fluctuations and tax considerations when making investments.

While the growth, U.S. premier large cap growth and disciplined growth strategies invest primarily in U.S. companies, they may also invest in securities of foreign companies, including companies located in emerging markets. The Fund may invest up to 20% of its total assets in foreign securities, including emerging market securities.

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and such other securities as the Fund and the securities lending agent may agree upon.

The section entitled “Fund Summary: Growth Fund – Principal Risks of Investing in the Fund,” is supplemented as follows:

Asset Allocation Risk: The Fund’s ability to achieve its investment objective depends in part on the sub-adviser’s skill in determining the Fund’s investment strategy allocations. Although allocation among different investment strategies generally reduces risk and exposure to any one strategy, the risk remains that the sub-adviser may favor an investment strategy that performs poorly relative to other investment strategies.

In the section entitled “Fund Summary: Growth Fund – Investment Adviser,” the portfolio manager table is deleted and replaced with the following:

Name	Portfolio Manager of the Fund Since	Title
Scott Wilson, CFA	2016	Vice President and Portfolio Manager

Richard Weiss	2016	Senior Vice President and Senior Portfolio Manager

Gregory J. Woodhams, CFA	2007	Chief Investment Officer, U.S. Growth Equity - Large Cap, Senior Vice President and Senior Portfolio Manager

Justin M. Brown, CFA	2016	Vice President and Portfolio Manager

Keith Lee, CFA	2016	Vice President and Senior Portfolio Manager

Michael Li	2016	Vice President and Portfolio Manager

Jeffrey Bourke, CFA	2016	Portfolio Manager

William Martin, CFA[1]	2007	Senior Vice President and Senior Portfolio Manager

Lynette Pang, CFA	2007	Portfolio Manager

Rajesh Gandhi, CFA	2016	Vice President and Senior Portfolio Manager

James Gendelman	2016	Vice President and Portfolio Manager

1 Mr. Martin has announced his plans to retire from American Century. As a result, he will no longer serve as a portfolio manager of the Fund as of May 18, 2016.

Capitalized terms used but not defined herein shall have the meaning ascribed to them by the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

3